EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of IA Global, Inc. (the "Company") for the year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Alan Margerison, Chief Executive Officer and Mark E. Scott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 29, 2003                 /s/ Alan Margerison
                                        -----------------------
                                        Alan Margerison
                                        Chief Executive Officer


Date: December 29, 2003                 /s/ Mark E. Scott
                                        -----------------------
                                        Mark E. Scott
                                        Chief Financial Officer